UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EACO CORPORATION
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EACO CORPORATION
1500 North Lakeview Avenue
Anaheim, California 92807

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2016

To the Shareholders of EACO Corporation:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of EACO Corporation to be held on May 19, 2016 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Avenue, Anaheim, California 92807, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

1.	To elect Stephen Catanzaro, Glen F. Ceiley, Jay Conzen, and William L. Means to the Board of Directors, each to hold such office until the next annual meeting of shareholders or until his successor is elected and qualified.

2.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2016.

3.	To approve, by advisory vote, the compensation of our named executive officers, as described in the proxy statement accompanying this notice.

4.	To transact any other business which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on March 30, 2016 as the record date for determining shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting, and at any postponement(s) or adjournment(s) thereof.

Your vote is very important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 12, 2016

EACO CORPORATION
1500 North Lakeview Avenue
Anaheim, California 92807

PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 19, 2016

Date, Time and Place of Meeting

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of EACO Corporation, a Florida corporation (“EACO”), to be voted at the 2016 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 19, 2016 and at any adjournment(s) or postponement(s) of the meeting. The Annual Meeting will be held at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc. (“Bisco”), located at 1500 N. Lakeview Avenue, Anaheim, California 92807. If you need directions to the Annual Meeting, please contact us at (714) 876-2490.

These proxy materials and the form of proxy are expected to be mailed to our shareholders who are entitled to vote at the Annual Meeting on or about April 18, 2016.

Unless the context requires otherwise, the terms the “Company”, “we”, “us” and “our” include Bisco, a wholly-owned subsidiary of EACO, and Bisco’s wholly-owned Canadian subsidiary, Bisco Industries Limited.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Shareholders and are described in more detail in this proxy statement.

Internet Availability of Materials

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2016: The Notice of the Annual Meeting of Shareholders, proxy statement, proxy card and annual report on Form 10-K for the fiscal year ended August 31, 2015 are also available at http://www.eacocorp.com.

Voting Rights

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as March 30, 2016. At the close of business on the record date, 4,861,590 shares of our common stock, par value $0.01 per share, were outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder as of the record date.

The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

As a Florida corporation, EACO is subject to the Florida Business Corporation Act (the “FBCA”) with respect to voting requirements and procedures. In addition, pursuant to Section 2115 of the California General Corporation Law (the “CGCL”), EACO is currently subject to certain provisions of the CGCL, including those that affect the election of directors. In the election of directors under Proposal One, directors will be elected by a plurality of the common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect. Under the FBCA, directors are elected by a plurality of the votes cast. Shareholders are also entitled to cumulate votes pursuant to the provisions of the CGCL applicable to EACO. As such, if any shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, then each shareholder may cumulate votes by multiplying the number of shares of common stock the shareholder is entitled to vote by the number of directors to be elected. The number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the shareholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine. No shareholder is entitled to cumulate his or her votes for candidates other than those whose names have been placed in nomination prior to the commencement of voting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and “broker non-votes.” Broker non-votes occur when brokers or nominees who hold stock in “street name” return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners. If a broker or nominee does not receive voting instructions from the beneficial owner, the broker may vote on only “routine” matters, such as the ratification of the independent registered public accounting firm (Proposal Two). Brokers and nominees may not vote on “non-routine” matters, including the election of directors under Proposal One, absent instructions from the beneficial owner. If you hold your shares in “street name” or through a broker, it is important that you give your broker your voting instructions.

Under Florida law, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners entitled to vote and the broker or nominee does not have discretionary authority to vote on a particular matter) are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, the effect of abstentions and broker non-votes on the outcome of a proposal will depend on the vote required to approve the proposal. Directors are elected by a plurality of the votes cast. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to the election of directors. With respect to each of Proposals Two and Three, the proposal will be approved if the votes cast favoring the matter exceed the votes opposing the matter. Therefore, abstentions and broker non-votes have no effect under Florida law with respect to such proposal.

Voting

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

If you are a registered holder, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from the brokerage firm, bank or other nominee an instruction form for voting by mail, the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned (or otherwise properly voted by Internet or telephone) will be counted in the quorum and voted. Properly executed proxies will be voted in the manner directed by the shareholders. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each of the persons nominated by the Board under Proposal One and FOR the approval of each of the other proposals described in this proxy statement and the accompanying notice.

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The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting as well as any procedural matters. We have not been notified by any shareholder of his or her intent to present a shareholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary at 1500 North Lakeview Avenue, Anaheim, CA 92807. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation

The enclosed proxy is being solicited by our Board of Directors. We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing, and mailing this proxy statement, the proxy card, and any additional material furnished to the shareholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers, or employees. No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by us.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting. All directors are elected annually and hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Our Board of Directors selected and approved the following persons as nominees for election at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until their earlier resignation, removal or death: Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means.

Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above.

Shareholder Approval

The four candidates receiving the highest number of affirmative votes, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected as our directors. However, if cumulative voting is in effect, the proxy holders will have the right to cumulate and allocate votes among those nominees standing for election as such proxy holders in their discretion elect.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” each of the four director nominees listed above.

Directors and Nominees

Set forth below is certain information, as of April 1, 2016, regarding each director and director nominee, including information regarding the experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that the person should serve on the Board.

Name	Age	Position(s) with EACO and Bisco	Director Since
Glen F. Ceiley(2)	70	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco	1998
Stephen Catanzaro(1)	63	Director	1999
Jay Conzen(1)	69	Director	1998
William L. Means(1)(2)	72	Director	1999

——————————

(1)    Member of the Audit Committee.

(2)    Member of the Executive Compensation Committee.

Glen F. Ceiley has served as EACO’s Chief Executive Officer and Chairman of the Board since 1999. Mr. Ceiley is also the Chief Executive Officer and Chairman of the Board of Bisco, and has held those positions since he founded Bisco in 1973. He also served as President of Bisco prior to June 2010. In addition, Mr. Ceiley is a former director of Data I/O Corporation, a publicly-held company that provides programming systems for electronic device manufacturers. Mr. Ceiley has served as a director of EACO since 1998. As the founder of Bisco with over 45 years of experience in that industry, Mr. Ceiley is uniquely qualified to provide insights into and guidance on the industry and growth and development of the Company.

Stephen Catanzaro has served as the Chief Financial Officer of Allied Business Schools, Inc., a company that provides home study courses and distance education, since April 2004. Prior to that, Mr. Catanzaro was the Chief Financial Officer of V&M Restoration, Inc., a building restoration company, from September 2002 to February 2004, and the Chief Financial Officer of Bisco. Mr. Catanzaro has served as a director of EACO since 1999. He holds a B.S. degree in Accounting from Lehman College of The City University of New York and an M.B.A. degree from Golden Gate University. Mr. Catanzaro offers to the Board valuable business and strategic insights obtained through his work in a variety of industries, as well as experience as a certified public accountant which is invaluable to his service in the Audit Committee.

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Jay Conzen has served as the President of Old Fashioned Kitchen, Inc., a national food distributor, since April 2003 and as a director of that company since 2011. Prior to that, from October 1992 to April 2003, Mr. Conzen was the principal of Jay Conzen Investments, an investment advisor. Mr. Conzen also served as a consultant to EACO from August 1999 until January 2001 and from October 2001 to April 2003. Mr. Conzen has served as a director of EACO since 1998. He holds an M.B.A. degree from California State University, Long Beach. Having served as an executive officer of several companies, Mr. Conzen offers to the Board a wealth of management and leadership experience as well as an understanding of issues faced by businesses. He also served as a certified public accountant for a number of years.

William L. Means served as the Vice President of Information Technology of Bisco from 2001 until his retirement in June 2010. Prior to that, from 1997 to 2001, Mr. Means was Vice President of Corporate Development of Bisco. Mr. Means has served as a director of EACO since July 1999. He holds an M.B.A. degree from San Jose State University. Mr. Means provides extensive industry expertise to the Board, as well as a deep and broad understanding of the Company and its operations resulting from his years of service as an officer of Bisco.

Family Relationships; Arrangements for Selection

Zach Ceiley, the Vice President of Sales and Marketing of Bisco, is the son of Glen Ceiley, EACO’s Chairman of the Board, Chief Executive Officer and majority shareholder and Bisco’s Chief Executive Officer and Chairman of the Board. There are no other family relationships among any of our directors, director nominees or executive officers, and there are no arrangements or understandings between any director nominee and any other person pursuant to which the nominee was selected.

CORPORATE GOVERNANCE

Code of Ethics

EACO has adopted a code of ethics applicable to its senior executive and financial officers. You may receive, without charge, a copy of the Financial Code of Ethical Conduct by contacting our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807.

Director Independence

EACO’s Board consists of the following directors: Stephen Catanzaro, Glen Ceiley, Jay Conzen and William L. Means. The Board has determined that three of its four directors, Stephen Catanzaro, Jay Conzen and William L. Means, are independent as defined by the NASDAQ Stock Market’s Marketplace Rules. In addition to such rules, the Board considered transactions and relationships between each director (and his immediate family) and the Company to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result, the Board determined that Mr. Ceiley is not independent, as he is an employee of Bisco and a member of Bisco’s steering committee. Bisco’s steering committee handles the day to day operations of the Company, and Mr. Ceiley has been intimately involved with decision-making that directly affects the financial statements of the Company.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. Currently, the Chairman of the Board also serves as the CEO of EACO, and he also serves as the Chairman and CEO of Bisco. The Board does not have a separate lead independent director, but the independent directors of the Company are actively involved in decision-making by the Board. The Board has determined that the current structure is appropriate for the Company and enhances the Company’s ability to execute its business and strategic plans and makes best use of the CEO’s knowledge of the Company and the industries that it serves, while maintaining strong independence over Board decisions and oversight through the involvement and participation of the independent directors.

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Board Meetings and Committees

In accordance with the Bylaws of EACO, which empower the Board to appoint such committees as it deems necessary and appropriate, the Board has established an Audit Committee and an Executive Compensation Committee. During the fiscal year ended August 31, 2015 (“Fiscal 2015”), the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors – 4; Audit Committee – 4; and Executive Compensation Committee – 0. During Fiscal 2015, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committees of the Board held while he was serving on the Board or such committee.

Audit Committee. The Audit Committee’s basic functions are to assist the Board in discharging its fiduciary responsibilities to the shareholders and the investment community in the preservation of the integrity of the financial information published by the Company, to maintain free and open means of communication between the Company’s directors, independent auditors and financial management, and to ensure the independence of the independent auditors. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Annex A. The Audit Committee charter is not available on EACO’s website.

Currently, the members of the Audit Committee are Messrs. Catanzaro, Conzen (Chairman) and Means. The Board has determined that each of Messrs. Catanzaro, Conzen and Means is independent under the independence standards for audit committee members as set forth in the NASDAQ Stock Market’s Marketplace Rules. The Board has identified Mr. Conzen as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee.

Executive Compensation Committee. The Executive Compensation Committee is responsible for establishing the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, including granting stock options to officers and employees of EACO. The Committee has not adopted a formal charter. The current members of the Committee are Messrs. Glen Ceiley (Chairman) and William Means.

Nomination of Directors

The Board does not have a Nominating Committee, but each director participates in the consideration of director nominees. Given the size and resources of EACO, the Board believes that this is appropriate. The Board believes that having a separate committee would not enhance the nomination process. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, it strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. These factors, and others as considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Board periodically reviews the performance of each Board member and concludes whether or not the member should continue in their current capacity.

EACO has not adopted a charter relating to the director nomination process, nor does it have a formal policy regarding the consideration of any director candidates recommended by shareholders or specific minimum qualifications for director nominees. The Board believes this is appropriate since any such recommendations may be informally submitted to and considered by EACO’s directors. Recommendations by shareholders of director nominees should be directed to EACO’s Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807, and should include the name and address of the candidate; a brief biographical description, including the candidate’s occupation for at least five years; a statement of the qualifications of the candidate; and the candidate’s signed consent to be named in any applicable information statement or proxy statement and to serve as director, if elected. Directors should possess qualities such as understanding the Company’s business and operations and corporate governance principles.

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Risk Oversight

The Board is responsible for overseeing our risk management, and its duties in this regard are supplemented by committees of the Board. In particular, the Audit Committee focuses on financial risk, including internal controls, and is responsible for discussing with management and our independent auditors policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting decisions. Risks related to our compensation programs are reviewed by the Executive Compensation Committee. In connection with its responsibilities relating to risk assessment, our full Board receives reports on risk management from senior officers of the Company, including the CEO of the Company, and from the Chairman of the Audit Committee and periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

Shareholder Communications

The Board has established a process by which shareholders may send written communications to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from shareholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Shareholders who wish to communicate with the Board can write to the Corporate Secretary at EACO Corporation, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our shareholders; however, directors are encouraged to attend all such meetings. One of our current directors attended our 2015 Annual Meeting of Shareholders.

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PROPOSAL TWO:

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of Squar Milner LLP (“Squar Milner”) was engaged to serve as our independent registered public accounting firm for Fiscal 2015. The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending August 31, 2016. We are asking our shareholders to ratify the selection by the Audit Committee of Squar Milner as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending August 31, 2016 and to perform other appropriate services. Shareholder ratification of the selection of Squar Milner as our independent registered public accounting firm is not required by our bylaws or otherwise. In the event that the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee feels that such a change would be in the best interests of us and our shareholders.

A representative of Squar Milner is expected to be present at the Annual Meeting, and that representative will have the opportunity to make a brief presentation to the shareholders if he or she so desires and will be available to respond to appropriate questions from shareholders.

Shareholder Approval

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the ratification and approval of the selection of Squar Milner as our independent registered public accounting firm for the fiscal year ending August 31, 2016.

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PROPOSAL THREE:

ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders have the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.

We are asking our shareholders to indicate their support of the compensation of our named executive officers, as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

The Board of Directors recommends a vote FOR approval of the advisory resolution because it believes that the Company’s executive compensation policies and practices are effective in achieving the Company’s goals of rewarding contributions to the financial and operating performance of the Company without promoting undue risk taking and providing fair compensation to incentivize executives to remain with the Company.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Executive Compensation Committee. Although the vote is non-binding, the Board of Directors and the Executive Compensation Committee will review and consider the voting results in future decisions regarding executive compensation.

Shareholder Approval

This proposal will be approved if the votes cast for the proposal exceed the votes cast against it.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the advisory resolution approving the compensation of our named executive officers as disclosed in this proxy statement.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described under the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee also considers whether the provision by its independent accounting firm of any non-audit related services is compatible with maintaining the independence of such firm. For Fiscal 2015 and the year ended August 31, 2014 (“Fiscal 2014”), the Audit Committee pre-approved all services performed for the Company by the independent registered public accounting firm.

Audit Fees

The aggregate fees billed by Squar Milner for Fiscal 2015 and Fiscal 2014 for professional services rendered for the audit of the financial statements for such fiscal years included in the Company’s annual report on
Form 10-K and for the reviews of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended during Fiscal 2015 and Fiscal 2014 were $176,941 and $172,260, respectively.

Audit-Related Fees

The Company was not billed any audit-related fees by Squar Milner for Fiscal 2015 and Fiscal 2014.

Tax Fees

The Company was not billed any fees by Squar Milner for Fiscal 2015 and Fiscal 2014 for professional services rendered for tax compliance, tax advice or tax planning.

All Other Fees

The Company was not billed any fees by Squar Milner for Fiscal 2015 and Fiscal 2014 for products and services provided to the Company, other than for the services described above.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended August 31, 2015 included in its Annual Report on Form 10-K for that year.

Review with Management

The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Squar Milner LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Squar Milner LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Squar Milner LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2015 for filing with the SEC.

Submitted by the Audit Committee
of the Board of Directors:

Jay Conzen (Chairman)
Stephen Catanzaro
William L. Means

The information contained under the caption “Audit Committee Report” above shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that EACO specifically incorporates it by reference into such filing.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information, as of April 1, 2016 regarding our executive officers:

Name	Age	Position(s) with EACO and Bisco
Glen F. Ceiley	70	Chairman of the Board, Chief Executive Officer, Chief Financial Officer and Secretary of EACO; Chairman of the Board and Chief Executive Officer of Bisco
Donald S. Wagner	53	President and Chief Operating Officer of Bisco
Zach Ceiley	36	Vice President of Sales and Marketing of Bisco
Michael Narikawa	35	Controller of EACO and Bisco

All officers serve at the pleasure of the Board of Directors. Biographical information regarding Mr. Ceiley appears earlier in this proxy statement. See “Proposal One: Election of Directors.”

Donald S. Wagner has served as the President of Bisco since June 2010 and as its Chief Operating Officer since November 2007. Prior to his promotion to President, Mr. Wagner also held the title of Executive Vice President of Bisco from November 2007. Mr. Wagner has worked at Bisco since 1994 in a number of other capacities, including as Vice President of Product Management. Prior to joining Bisco, Mr. Wagner worked in the Defense division at Rockwell International. He holds a B.A. degree in Communications from California State University, Fullerton.

Zach Ceiley has served as the Vice President of Sales and Marketing of Bisco since September 2012. Prior to the promotion, Mr. Ceiley was the Northern Regional Manager of Bisco from September 2010. Since he joined Bisco in February 2003, Mr. Ceiley has served the Company in a number of other capacities in the sales department, including as Cell Manager and Area Manager. Mr. Ceiley has a B.S. degree in Communication from the University of Colorado.

Michael Narikawa has served as the Controller of EACO and Bisco since May 2014. Prior to his promotion as Controller, Mr. Narikawa served as Bisco’s Accounting Supervisor from February 2009 to April 2014. Prior to joining Bisco, he was a Senior Auditor at KPMG, LLP from June 2005 to December 2008. Mr. Narikawa has a B.S. degree in Business Administration with a concentration in Accountancy from California Polytechnic State University, San Luis Obispo.

Executive Compensation

The Executive Compensation Committee is responsible for establishing the salary and annual bonuses paid to executive officers of EACO and administering EACO’s equity incentive plans, if any, including granting stock options to officers and employees of EACO. The committee has not adopted a formal charter. The current members of the committee are Messrs. Glen Ceiley and William Means.

The officers of EACO are Mr. Ceiley, the Chief Executive Officer, and Mr. Michael Narikawa, the Controller. Due to the nature of EACO’s operations and related financial results, no additional salary or other compensation for their service as officers of EACO was determined to be necessary and no such compensation was provided to Mr. Ceiley or Mr. Narikawa during Fiscal 2015 and Fiscal 2014. However, both Messrs. Ceiley and Narikawa received compensation from Bisco for their services to Bisco.

All compensation for the named executive officers for Fiscal 2015 and Fiscal 2014 were paid by Bisco. The compensation of named executive officers who serve as officers of Bisco are determined by Bisco’s Chairman of the Board, Glen Ceiley. Bisco currently does not pay bonuses or other incentive compensation to the named executive officers.

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Summary Compensation Table

The following table sets forth information regarding compensation earned from the Company (including from Bisco, our wholly-owned subsidiary) during Fiscal 2015 and Fiscal 2014 by (i) our Chief Executive Officer and (iii) two other most highly compensated executive officers who were employed by the Company (including Bisco) as of August 31, 2015 and whose total compensation exceeded $100,000 during that year. The officers listed below are collectively referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary	All Other Compensation	Total
Glen F. Ceiley	2015	$342,000	$—	$342,000
Chief Executive Officer and	2014	350,000	—	350,000
Chairman of the Board of EACO and Bisco

Donald Wagner	2015	228,000	—	228,000
President of Bisco	2014	222,000	—	222,000

Zach Ceiley	2015	145,000	—	145,000
Vice President of Sales and Marketing of Bisco	2014	138,000	—	138,000

Outstanding Equity Awards at Fiscal Year-End

The Company did not grant any equity awards during Fiscal 2015 to any named executive officer and no outstanding equity awards were held by the named executive officers at August 31, 2015.

COMPENSATION OF DIRECTORS

The Company pays $10,000 per year in cash to each director not employed by EACO or its subsidiary as compensation for his services. In addition, directors who do not receive a salary from EACO or its subsidiary receive a fee of $500 for each Board meeting attended. No fees are awarded to directors for attendance at meetings of the Audit Committee or the Executive Compensation Committee of the Board.

The following table sets forth the compensation of the non-employee directors of EACO for Fiscal 2015. (See “Summary Compensation Table” above for information regarding Mr. Ceiley).

Director	Fees Earned or Paid in Cash	All Other Compensation	Total

Stephen Catanzaro	$12,000	$—	$12,000
Jay Conzen	12,000	—	12,000
William Means	12,000	—	12,000

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below presents certain information regarding beneficial ownership of the Company’s common stock (the Company’s only voting security) as of April 1, 2016 by (i) each shareholder known to the Company to own, or have the right to acquire within 60 days of April 1, 2016, more than five percent (5%) of the outstanding common stock, (ii) each named executive officer, director and director nominee of the Company, and (iii) all directors and executive officers of the Company as a group. To our knowledge, except as otherwise indicated below, each of the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property and similar laws. The information with respect to each person is as supplied or confirmed by such person, based upon statements provided to the Company or filed with the SEC, or based upon the actual knowledge of the Company.\

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percent of Class(2)
Stephen Catanzaro	—	*
Glen F. Ceiley(3)	4,792,274	97.8%
Jay Conzen	—	—
William L. Means	322	*
Donald Wagner	—	—
Zach Ceiley	140	*
Michael Narikawa	—	—
All Executive Officers and Directors as a group (7 persons)(3)	4,792,736	97.8%

——————————

*	Less than 1%.

(1)	The address for each person named in the table is c/o Bisco Industries, Inc., 1500 North Lakeview Avenue, Anaheim, CA 92807.

(2)	Based on 4,861,590 shares outstanding as of April 1, 2016. Under the rules of the SEC, the determinations of “beneficial ownership” of the Company’s common stock are based upon Rule 13d-3 under the Exchange Act. Under Rule 13d-3, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of the Company’s common stock that a beneficial owner has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such owner but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes (i) 69,582 shares held directly by Mr. Ceiley; (ii) 6,000 shares held by Mr. Ceiley’s wife; (iii) 4,676,692 shares held by the Glen F. Ceiley and Barbara A. Ceiley Revocable Trust (the “Trust”), of which Mr. Ceiley is a trustee; and (iv) 40,000 shares issuable upon conversion of the 36,000 shares of Series A Cumulative Convertible Preferred Stock (not including any dividends accrued but not yet paid) held by the Trust.

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CERTAIN TRANSACTIONS

Since September 1, 2013, except as described below, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two fiscal years and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Operating Leases

The Company leases three buildings under operating lease agreements from its Chief Executive Officer and majority shareholder, Glen Ceiley. During the years ended August 31, 2015 and 2014, the Company paid approximately $635,000 and $625,000, respectively, in rent with respect to these leases.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company’s equity securities, to file reports of ownership in such securities and changes in ownership in such securities with the SEC. Specific due dates for these reports have been established, and we are required to report any failure to file by such dates. Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that, with respect to Fiscal 2015, all Section 16(a) filings required by its reporting officers, directors and greater than ten percent beneficial owners were timely satisfied.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended August 31, 2015 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all shareholders. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material. Shareholders may obtain a copy of the annual report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807. The annual report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Pursuant to Rule 14a-8 of the Exchange Act, some shareholders proposals may be eligible for inclusion in our proxy statement for the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). Shareholder proposals that are intended to be presented at our 2017 Annual Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by us not later than December 19, 2016.

If a shareholder wishes to submit a proposal which is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the shareholder must submit the proposal or nomination on or between February 18, 2017 and March 20, 2017. If the date of the 2017 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2016 Annual Meeting of Shareholders, then the shareholder must submit any such proposal or nomination not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the meeting was mailed or (ii) public disclosure of the date of such meeting is first made. Shareholders are advised to review our bylaws which contain these advance notice requirements with respect to advance notice of shareholder proposals and director nominations.

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In addition, with respect to any proposal that a shareholder presents at the 2017 Annual Meeting that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board of Directors for such annual meeting will confer discretionary voting authority to vote on such shareholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Shareholder proposals must be in writing and should be addressed to our Corporate Secretary, c/o Bisco Industries, Inc., at 1500 N. Lakeview Avenue, Anaheim, California 92807. It is recommended that shareholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The presiding officer of the meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the shareholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Glen F. Ceiley
Chief Executive Officer and Chairman of the Board

Anaheim, California

April 12, 2016

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Annex A

EACO CORPORATION

AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

The audit committee of the board of directors assists the board in fulfilling its responsibility for the safeguarding of assets and oversight to the quality and integrity of the accounting, auditing and reporting practices of the company and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with their individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, and management of the company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated annually.

RESPONSIBILITIES

The audit committee’s primary responsibilities include:

•	Primary input into the recommendation to the board for the selection and retention of the independent accountant who audits the financial statements of the company. In so doing, the committee will discuss and consider the auditor’s written affirmation that the auditor is in fact independent, will discuss the nature of the audit process, receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

•	Review of financial statements (including quarterly reports) with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, discussions of significant items subject to estimate, consideration of the suitability of accounting principle, review of highly judgmental areas, audit adjustments whether or not recorded and such other inquiries as may be appropriate.

•	Discussion with management and the auditors of the quality and adequacy of the company’s internal controls.

•	Discussion with management of the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

•	Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders in the company’s annual proxy statement.

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PROXY

EACO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of EACO CORPORATION hereby appoints GLEN CEILEY and WILLIAM MEANS, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of EACO to be held on May 19, 2016 at 7:30 a.m. Pacific Time, at the offices of Bisco Industries, Inc., located at 1500 N. Lakeview Avenue, Anaheim, California 92807, and at any adjournments or postponements thereof, and to vote all shares of common stock of EACO held of record by the undersigned on March 30, 2016, with all the powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Shareholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED OR, IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL ONE, “FOR” EACH OF THE OTHER PROPOSALS DESCRIBED, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

☒ Please mark votes as in this example.

1.	Election of Directors: To elect Stephen Catanzaro, Glen F. Ceiley, Jay Conzen and William L. Means to the Board of Directors, each to hold such office until the next annual meeting of shareholders or until his successor is elected and qualified.

☐ FOR ☐ WITHHOLD FOR ALL ☐ *EXCEPTIONS

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions:

2.	Ratification of Squar Milner LLP as the independent registered public accounting firm of EACO for the fiscal year ending August 31, 2016.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approve, by advisory vote, the compensation of named executive officers.

☐ FOR ☐ AGAINST ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS  ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                              ☐

Signature:	Date:

Signature:	Date:

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.